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                                                                   Exhibit 10.20





                                     FORM OF
                              APPNET SYSTEMS, INC.
                            1999 STOCK INCENTIVE PLAN
                               AS OF MAY __, 1999
                         (Reflects Reverse-Stock Split)








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                              APPNET SYSTEMS, INC.
                            1999 STOCK INCENTIVE PLAN

         1.       PURPOSE.

                  The purpose of this Plan is to strengthen AppNet Systems, Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, directors and consultants and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, directors, and consultants of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Formula Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

         2.       DEFINITIONS.

                  For purposes of the Plan:

                  2.1 "ADJUSTED FAIR MARKET VALUE" means, in the event of a Change in Control, the highest price per Share paid to holders of the Shares in any transaction (or series of related transactions) constituting or resulting in a Change in Control other than pursuant to Section 2.10(b).

                  2.2 "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or under common control with, such Person. Any Relative (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for purposes hereof. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Company stock.

                  2.3 "AGREEMENT" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.


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                  2.4 "AWARD" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award, or any or all of them.

                  2.5 "BENEFICIAL OWNERSHIP" means ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

                  2.6 "BENEFICIARY" means an individual, trust or estate who or which, by a written designation of the Optionee or Grantee filed with the Company by operation of law succeeds to the rights and obligations of the Optionee or Grantee under the Plan and an Agreement upon the Optionee's or Grantee's death.

                  2.7 "BOARD" means the Board of Directors of the Company.

                  2.8 "CAUSE" means:

                           (a) for purposes of Section 6.4, the term "Cause"
shall mean (i) intentional failure to perform duties as a Director, (ii) intentional misrepresentation or the commission of an act of fraud in the performance of such duties, (iii) breach of fiduciary duty involving personal profit including, without limitation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries or (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) in connection with the performance of duties as a Director; PROVIDED, HOWEVER, that if the term "Cause" is defined in the Articles of Incorporation of the Company, Cause shall have the meaning given such term in such Articles, or

                           (b) in the case of an Optionee or Grantee whose
employment with the Company or a Subsidiary is, as the date of the applicable Agreement, subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause," the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

                           (c) in all other cases, the term "Cause" as used in
this Plan or any Agreement shall mean (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) in connection with the performance of duties.



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                  2.9 "CHANGE IN CAPITALIZATION" means any increase or reduction in the number of Shares, or any change (including, without limitation, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or a substantially similar transaction.

                  2.10 A "CHANGE IN CONTROL" shall mean the occurrence of any of the following:

                           (a) An acquisition in one transaction or a series of
related transactions (other than directly from the Company or pursuant to Options or Awards granted under this Plan or otherwise by the Company) of any Voting Securities of the Company by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred pursuant to this Section 2.10(a), Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or
(iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (b) The individuals who, as of the date hereof, are
members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or



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                           (c) The consummation of:

                                    (i) A merger, consolidation or
                           reorganization involving the Company unless:

                                            (A) the stockholders of the Company,
                                    immediately before such merger,
                                    consolidation or reorganization, own
                                    directly or indirectly immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                            (B) the individuals who were members
                                    of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning directly or indirectly a majority of the voting securities of the Surviving Corporation, and

                                            (C) no Person other than (1) the
                                    Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (4) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

                                            (D) a transaction described in
                                    clauses (A) through (C) above shall herein be referred to as a "Non-Control Transaction;"



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                                    (ii) A complete liquidation or dissolution
                           of the Company; or

                                    (iii) An agreement for the sale or other
                           disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  2.11 "CODE" means the Internal Revenue Code of 1986, as amended.

                  2.12 "COMMITTEE" means a committee, as described in
Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                  2.13 "COMPANY" means AppNet Systems, Inc.

                  2.14 "DIRECTOR" means a director of the Company.

                  2.15 "DISABILITY" means:

                           (a) in the case of an Optionee or Grantee whose
employment with the Company or a Subsidiary is, as of the date of the applicable Agreement, subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or



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                           (b) in all other cases, the term "Disability" as used
in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

                  2.16 "DISABILITY DATE" means the date which is six (6) months after the date on which an Optionee or Grantee is first absent from active employment with the Company by reason of a Disability.

                  2.17 "DIVIDEND EQUIVALENT RIGHT" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.18 "DIVISION" means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  2.19 "ELIGIBLE INDIVIDUAL" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director (other than a Nonemployee Director), officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

                  2.20 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  2.21 "FAIR MARKET VALUE" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

                  2.22 "FORMULA OPTION" means an Option granted pursuant to
Section 6.

                  2.23 "GRANTEE" means a person to whom an Award has been granted under the Plan.

                  2.24 "INCENTIVE STOCK OPTION" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.



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                  2.25 "INITIAL PUBLIC OFFERING" means the consummation of the first public offering of Shares pursuant to a registration statement (other than on Form S-8 or successor form) filed with, and declared effective by, the Securities and Exchange Commission.

                  2.26 "NONEMPLOYEE DIRECTOR" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  2.27 "NONQUALIFIED STOCK OPTION" means an Option which is not an Incentive Stock Option.

                  2.28 "NORMAL RETIREMENT DATE" means the date on which an Optionee or Grantee terminates active employment with the Company on or after attainment of age 65, but does not include termination by the Company for Cause.

                  2.29 "OPTION" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

                  2.30 "OPTIONEE" means a person to whom an Option has been granted under the Plan.

                  2.31 "OUTSIDE DIRECTOR" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.32 "PARENT" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.33 "PERFORMANCE AWARDS" means Performance Units, Performance Shares or either or both of them.

                  2.34 "PERFORMANCE-BASED COMPENSATION" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  2.35 "PERFORMANCE CYCLE" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.36 "PERFORMANCE OBJECTIVES" has the meaning set forth in
Section 11.

                  2.37 "PERFORMANCE SHARES" means Shares issued or transferred to an Eligible Individual under Section 11.



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                  2.38 "PERFORMANCE UNITS" means Performance Units granted to an
Eligible Individual under Section 11.

                  2.39 "PERSON" means `person' as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

                  2.40 "PHANTOM STOCK" means a right granted to an Eligible Individual under Section 12 representing a number of hypothetical Shares.

                  2.41 "PLAN" means the AppNet Systems, Inc. 1999 Stock Incentive Plan, as amended and restated from time to time.

                  2.42 "POOLING TRANSACTION" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  2.43 "RESTRICTED STOCK" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

                  2.44 "SHARE AWARD" means a grant of Shares pursuant to Section 12.

                  2.45 "SHARES" means the common stock, par value $.0005 per share, of the Company.

                  2.46 "STOCK APPRECIATION RIGHT" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

                  2.47 "SUBSIDIARY" means (i) except as provided in subsection
(ii) below, any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company, and (ii) with respect to provisions relating to the eligibility to receive Options or Awards other than Incentive Stock Options and to continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns fifty percent (50%) or more of the outstanding equity or other ownership interests.

                  2.48 "SUCCESSOR CORPORATION" means a corporation, or a parent or subsidiary thereof, which issues or assumes an Option or Award in a transaction described in Section 424(a) without regard to Sections 424(a)(1) and
(2) thereof.



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                  2.49 "TAX BENEFIT" means an actual decrease in the Company's liability for taxes in any period.

                  2.50 "TEN-PERCENT STOCKHOLDER" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

                  2.51 "TERMINATION OF EMPLOYMENT" means the later of (i) severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer or Director of the Company.

                  2.52 "TRANSITION PERIOD" means the period beginning with an Initial Public Offering and ending as of the earlier of (i) the date of the first annual meeting of stockholders of the Company at which Directors are to be elected that occurs after the close of the third (3rd) calendar year following the calendar year in which the Initial Public Offering occurs, (ii) the expiration of the Plan, (iii) a material modification of the Plan within the meaning of Treasury Regulation ss. 1.162-27(h)(1)(iii), or (iv) the issuance of all Shares that have been allocated under the Plan.

                  2.53 "VOTING SECURITIES" means all outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors.

         3.       ADMINISTRATION.

                  3.1 The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of a majority of the members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; PROVIDED, HOWEVER, that from and after the date of an Initial Public Offering, (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director.

                  3.2 For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and, if necessary for any Option or Award



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intended to qualify as Performance-Based Compensation to so qualify, an Outside
Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

                  3.3 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.4 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                           (a) determine those Eligible Individuals to whom
Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                           (b) select those Eligible Individuals to whom Awards
shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, including the restrictions or Performance Objectives relating to Awards and the maximum value of any Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                           (c) construe and interpret the Plan and the Options
and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;



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                           (d) determine the duration and purposes for leaves of
absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                           (e) exercise its sole discretion with respect to the
powers and rights granted to it as set forth in the Plan; and

                           (f) generally, exercise such powers and to perform
such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.       STOCK SUBJECT TO THE PLAN; GRANT LIMITATIONS.

                  4.1 The aggregate number of Shares that may be made the subject of Options and Awards granted under the Plan shall not exceed 2,000,000 plus the additional Shares described in Section 4.2; PROVIDED, HOWEVER, that the aggregate maximum number of Shares that may be made the subject of Options and Awards granted under the Plan shall not exceed 10,000,000; and PROVIDED, FURTHER, HOWEVER, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to Section 11.2(b)). Upon a Change in Capitalization, the maximum number of Shares referred to in the first sentence of this Section 4.1 shall be adjusted in number and kind pursuant to Section 14. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 As of January 1 of each year, commencing with the year 2000, the aggregate number of Shares that may be made the subject of Options and Awards granted under the Plan shall automatically increase by a number equal to an amount determined by the Committee in its sole discretion.

                  4.3 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                           (a) In connection with the granting of an Option or
an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.



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                           (b) In connection with the granting of a Performance
Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.4 Whenever any outstanding Option or Award or portion thereof expires, is canceled, or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5. OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

                  5.1 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; PROVIDED, HOWEVER, that no Eligible Individual shall receive any Incentive Stock Options unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

                  5.2 PURCHASE PRICE. The purchase price (which may be greater than, less than or equal to the Fair Market Value on the date of grant) or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement pursuant to which each Option is granted; PROVIDED, HOWEVER, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  5.3 MAXIMUM DURATION. Options granted hereunder shall be for such term as the Committee shall determine, PROVIDED, HOWEVER, that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); PROVIDED, FURTHER, HOWEVER, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  5.4 EXERCISABILITY. Subject to Sections 5.5 and 7.5, each Option shall become exercisable in such installments (which need not be equal) and at such times as



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may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

                  5.5 TERMINATION. Subject to Sections 7.5 and 13 and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Options upon a Termination of
Employment:

                           (a) Subject to Section 5.3, unless otherwise
determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, except in the case of Disability, retirement on or after the Optionee's Normal Retirement Date and death as provided in Sections 5.5(c) and 5.5(d) below, upon an Optionee's Termination of Employment with the Company, a Parent or a Subsidiary for any reason other than a termination for Cause, any unexercised Option held by such Optionee shall expire three (3) months after the Optionee has a Termination of Employment and such Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Option or a portion thereof was exercisable on the date of Termination of Employment; PROVIDED, HOWEVER, that no Option may be exercised after the expiration date specified for the particular Option in the Agreement.

                           (b) If the Optionee's Termination of Employment
arises as a result of a termination for Cause, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee's Termination of Employment and no rights thereunder may be exercised.

                           (c) Subject to Section 5.3, unless otherwise
determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee suffers a Disability or retires on or after the Optionee's Normal Retirement Date, any unexercised Option held by such disabled or retired Optionee shall expire one (1) year after the Disability Date or date of Termination of Employment by reason of retirement, as the case may be, and such Option may only be exercised by the Optionee or his or her guardian or legal representative to the extent that the Option or a portion thereof was exercisable on the Disability Date or the date of Termination of Employment by reason of retirement, as the case may be; PROVIDED, HOWEVER, no Option may be exercised after the expiration date specified for the particular Option in the Agreement.

                           (d) Subject to Section 5.3, unless otherwise
determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee dies while still employed by the Company, the Options which the

Optionee was entitled to exercise on the date of the Optionee's death may be exercised at any time after the Optionee's death by the Optionee's Beneficiary; PROVIDED, HOWEVER, that no Option may be exercised after the earlier of: (i) one
(1) year after the Optionee's death or (ii) the expiration date specified for the particular Option in the Agreement. If an Optionee dies after his or her Termination of Employment, then the Options which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised by his or her Beneficiary within the period specified in Sections 5.5(a) or 5.5(c), as the case may be.

                           (e) Subject to Section 5.3 and notwithstanding any
other provision of this Section 5.5, upon an Optionee's Termination of Employment at any time on, or within one (1) year after, the occurrence of a Change in Control, each Option held by the Optionee that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the Termination of Employment or (B) the expiration of the stated term of the Option.

                           (f) Unless otherwise determined by the Committee at
the time of grant (and set forth in the applicable Agreement) or at a later date, the Option (or portion thereof), to the extent not yet vested and exercisable as of the date of the Optionee's Termination of Employment, shall terminate immediately upon such date.

                  5.6 DEFERRED DELIVERY OF OPTION SHARES. The Committee may, in its sole discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

                  5.7 MODIFICATION. No modification of a Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

                  5.8 LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.8) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

         6.       OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

                  6.1 GRANT. Formula Options shall be granted (i) to a Nonemployee Director who becomes a member of the Board after May __, 1999 upon election or appointment and (ii) to all Nonemployee Directors who are members of the Board as follows:

                           (a) INITIAL GRANT. Each Nonemployee Director who
becomes a Director after May ___, 1999 shall, upon becoming a Director, be
granted a Formula Option in respect of [    ] Shares.

                           (b) ANNUAL GRANT. Each Nonemployee Director shall be
granted a Formula Option in respect of [     ] Shares on the first business day
of January in each year that the Plan is in effect provided that the Nonemployee Director is a Director on such date; PROVIDED, HOWEVER, that a Nonemployee Director shall not be entitled to receive an annual grant pursuant to this
Section 6.1(b) for the calendar year in which such Nonemployee Director is first elected or appointed to the Board.

                           (c) TERMS AND CONDITIONS. All Formula Options granted
pursuant to this Section 6 shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; PROVIDED, HOWEVER, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

                  6.2 PURCHASE PRICE. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

                  6.3 VESTING. Subject to Sections 6.4 and 7.5, each Formula Option shall become fully vested and exercisable with respect to [ %] of the
Shares subject thereto on each of the [   ] anniversaries of the date of
grant; PROVIDED, HOWEVER, that the Optionee continues to serve as a Director as of such date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Formula Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Formula Option or portion thereof which remains unvested.

                  6.4 DURATION. Subject to Section 7.5, each Formula Option shall terminate on the date which is the tenth (10th) anniversary of the date of grant; PROVIDED, HOWEVER, that if an Optionee dies while a Director and prior to such tenth (10th) anniversary, the Formula Option may be exercised for up to one
(1) year following the
date of the Optionee's death even if such period extends beyond ten (10) years from the date the Formula Option is granted, unless terminated earlier as follows:

                           (a) If an Optionee's service as a Director terminates
for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Formula Option to the extent, and only to the extent, that such Formula Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Formula Option shall automatically terminate in full.

                           (b) If an Optionee's service as a Director terminates
by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee or his or her guardian or legal representative may, for a period of one (1) year after such termination, exercise his or her Formula Option to the extent, and only to the extent, that such Formula Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Formula Option shall automatically terminate in full.

                           (c) If an Optionee's service as a Director terminates
for Cause, the Formula Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                           (d) If an Optionee dies while a Director, the Formula
Option which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised at any time after the Optionee's death by the Optionee's Beneficiary; PROVIDED, HOWEVER, that no Formula Option may be exercised after the first anniversary of the Optionee's death. If an Optionee dies after his or her service as a Director terminates, then the Formula Options to which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised by his or her Beneficiary within the period specified in Sections. 6.4(a) or 6.4 (b), as the case may be.

                           (e) Notwithstanding any other provision of this
Section 6.4, in the event an Optionee's service as a Director of the Company is terminated at any time on, or within one (1) year after, the occurrence of a Change in Control, each Formula Option held by the Optionee that was exercisable as of the date of termination of the Optionee's service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Formula Option.

                           (f) The Formula Option (or portion thereof), to the
extent not yet vested and exercisable as of the date the Director's service as a Director terminates for any reason shall terminate immediately upon such date.

         7.       TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

                  7.1 ADDITIONAL TERMS. The provisions of this Section 7 shall apply to all Options.

                  7.2 NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom it is granted otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, in the Committee's sole discretion, to a spouse or former spouse in a transfer described in Section 1041(a) of the Code (a "Code 1041 Transfer"), and, except with respect to an Option transferred pursuant to a Code 1041 Transfer, an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. Following transfer, for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee; provided that the Option shall be exercisable by the transferee only to the extent and for such periods that the Option would have been exercisable if held by the original Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  7.3 METHOD OF EXERCISE.

                           (a) The exercise of an Option shall be made only by a
written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with such procedures which may be approved by the Committee from time to time, and in accordance with the Agreement pursuant to which the Option was granted; PROVIDED, HOWEVER, that Options may not be exercised by an Optionee for twelve months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation ss. 1.401(k)-1(d)(2)(iv)(B)(4). The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its sole discretion, by any one or a combination of the following: (a) delivery of cash or a check to the order of the Company or (b) transferring to the Company Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option and that have a Fair Market Value equal in amount to the purchase price, such transfer to be upon such terms and conditions as determined by the Committee. In addition, both Options and Formula Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                           (b) If the Fair Market Value of the Shares with
respect to which the Option is being exercised exceeds the purchase price of such Option, an Optionee may, instead of exercising an Option as provided in
Section 7.3(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the purchase price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof; PROVIDED, HOWEVER, that the payment in Shares shall be based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.3(b).

                  7.4 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

                  7.5 EFFECT OF CHANGE IN CONTROL.

                           (a) Notwithstanding anything contained in Sections 5
or 6 to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may provide in writing in connection with, or in contemplation of, any such Change in Control for any or all of the following alternatives (separately or in any combination): (i) for the assumption by the Successor Corporation of the Options theretofore granted or the substitution by such corporation for such Options of new options covering the stock of the Successor Corporation with appropriate adjustments as to the number and kinds of shares and the purchase prices; (ii) for the continuation of the Plan in which event the Plan and the Options shall continue under such terms as may be provided; (iii) for the accelerated vesting of the Options; or (iv) for the payment in cash upon the surrender to the Company for cancellation of any Option or portion of an Option to the extent not yet exercised in an amount equal to the excess, if any, of (i) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (ii) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. Any vesting of an Option or portion of an Option pursuant to this Section 7.5(a) or surrender of an Option for a cash payment shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. Upon consummation of the Change in Control, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for continuation of the Plan, or the assumption or substitution of such Options. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

                           (b) To the extent set forth in the applicable
Agreement, if, as a result of a Change in Control transaction, an Option intended to qualify as an Incentive Stock Option fails to so qualify SOLELY because of the failure to meet the holding requirements of Code Section 422(a)(1) (a "Disqualifying Disposition"), the Company shall make a cash payment to the Optionee equal to the amount which will, after taking into account all taxes imposed on the Disqualifying Disposition and the receipt of such payment, leave the Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding requirements been met at the time of the Disqualifying Disposition; PROVIDED, HOWEVER, that no payment described in this Section shall exceed the Tax Benefit to the Company resulting from deductions relating to ordinary income recognized by the Optionee as a result of the Disqualifying Disposition and the receipt of such payment. The payment described in this Section shall be made by the Company within thirty (30) days of the filing by the

Company of the federal tax return which includes the tax items associated with the income recognized by the Optionee as a result of the Disqualifying Disposition (or, if the Tax Benefit described in the preceding sentence is not realized until a later year, within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized); PROVIDED, HOWEVER, that if more than one Optionee is entitled to a cash payment pursuant to this Section 7.5(b) in any single tax year and the Tax Benefit realized by the Company in such year with respect to all such Optionees is less than the aggregate amount of the payments due to such Optionees hereunder, then (i) each such Optionee shall receive a portion of such cash payment equal to an amount determined by multiplying the amount of the Tax Benefit realized by the Company in such year by a fraction the numerator of which is equal to the amount of payment due to such Optionee and the denominator of which is equal to the aggregate amount due to all such Optionees entitled to a payment hereunder, and (ii) subject to further application of this proviso, shall be entitled to receive the remaining portion within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized.

                           (c) To the extent set forth in the applicable
Agreement and provided that an Optionee is not entitled to payment under Section 7.5(b) hereof, if, as a result of a Change in Control transaction, an Option intended to qualify as an Incentive Stock Option fails to so qualify SOLELY because the vesting of the Option is accelerated pursuant to Section 7.5(a) and such acceleration causes the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Options are exercisable for the first time by an Optionee during the calendar year in which such vesting occurs to exceed $100,000, within the meaning of Code Section 422(d) (a "Disqualified Option"), then, upon exercise of such Disqualified Option, the Company shall make a cash payment to the Optionee equal to the amount which will, after taking into account all taxes imposed on the exercise of such Disqualified Option and the receipt of such payment, leave the Optionee in the same after-tax position the Optionee would have been in had the Disqualified Option continued to qualify as an Incentive Stock Option on the date of exercise and the Optionee sold the Shares received upon exercise of the Option at their Fair Market Value on the date of exercise; PROVIDED, HOWEVER, that no payment described in this Section shall exceed the Tax Benefit to the Company resulting from deductions relating to ordinary income recognized by the Optionee as a result of exercising the Disqualified Option and the receipt of such payment. The payment described in this Section shall be made by the Company within thirty (30) days of the filing by the Company of the federal tax return which includes the tax items associated with the income recognized by the Optionee as a result of exercising the Disqualified Option (or, if the Tax Benefit described in the preceding sentence is not realized until a later year, within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized); PROVIDED, HOWEVER, that if more than one Optionee is entitled to a cash payment pursuant to this Section 7.5(c) in any single tax year and the Tax Benefit realized by the Company in such year with respect to all such Optionees is less than the aggregate amount of the payments due to such Optionees hereunder, then (i) each such Optionee shall receive a portion of such cash payment equal to an amount determined by multiplying the amount of the Tax Benefit realized by the Company in such year by a fraction the numerator of which is equal to the amount of payment due to such Optionee and the denominator of which is equal to the aggregate amount due to all such Optionees entitled to a payment hereunder, and (ii) subject to further application of this proviso, shall be entitled to receive the remaining portion within thirty (30) days of the filing by the Company of the federal tax return with respect to which such Tax Benefit is realized.

         8.       STOCK APPRECIATION RIGHTS.

                  The Committee may in its sole discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this
Section 8, be subject to the same terms and conditions as the related Option.

                  8.1 TIME OF GRANT. A Stock Appreciation Right may be granted
(a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or (except in the case of an Incentive Stock Option) at any time thereafter during the term of the Option.

                  8.2 STOCK APPRECIATION RIGHT RELATED TO AN OPTION.

                           (a) EXERCISE. Subject to Section 8.9, a Stock
Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable (including, without limitation, exercisability upon Termination of Employment or a Change in Control), and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall expire no later than the expiration of the related Incentive Stock Option and shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price of the Option specified in the related Incentive Stock Option Agreement.

                           (b) TREATMENT OF RELATED OPTIONS AND STOCK
APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  8.3 STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION.

                           (a) TERMS. Stock Appreciation Rights unrelated to
Options shall contain such terms and conditions as to exercisability (subject to Section 8.9), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; PROVIDED, HOWEVER, that the Committee may provide that Stock Appreciation right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee's death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted.

                           (b) TERMINATION. Subject to Section 13 and except as
provided in Section 8.9, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, upon a Grantee's Termination of Employment, a Stock Appreciation Right shall be exercisable by the Grantee to the same extent that an Option would be exercisable by an Optionee upon the Optionee's Termination of Employment under the provisions of Section 5.5; PROVIDED, HOWEVER, no Stock Appreciation Right may be exercised after the expiration date specified for the particular Stock Appreciation Right in the applicable Agreement.

                  8.4 AMOUNT PAYABLE. Subject to Section 8.7, upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive an amount determined by multiplying (x) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over (A) in the case of a Stock Appreciation Right granted in connection with an Option, the per Share purchase price under the related Option, or (B) in the case of a Stock Appreciation Right unrelated to an Option, the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (y) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  8.5 NON-TRANSFERABILITY. No Stock Appreciation Right shall be transferable by the Grantee to whom it was granted otherwise than by will or by the laws of descent and distribution or, in the Committee's sole discretion, (except in the case of a Stock Appreciation Right granted in connection with an Incentive Stock Option), to a spouse or former spouse in a transfer described in
Section 1041(a) of the Code (a "Code 1041 Transfer"), and, except with respect to a Stock Appreciation Right transferred pursuant to a Code 1041 Transfer, such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

                  8.6 METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  8.7 FORM OF PAYMENT. Payment of the amount determined under
Section 8.4 may be made in the sole discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, no fractional Shares (or cash in lieu thereof) shall be issued upon the exercise of the Stock Appreciation Right and the number of Shares that will be delivered shall be rounded to the nearest number of whole Shares.

                  8.8 MODIFICATION. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  8.9 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in this Section 8 to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may provide in writing in connection with, or in contemplation of, any such Change in Control for any or all of the following alternatives (separately or in any combination): (i) for the assumption by the Successor Corporation of the Stock Appreciation Rights theretofore granted or the substitution by such corporation for such Stock Appreciation Rights of new stock appreciation rights covering the stock of the Successor Corporation with appropriate adjustments as to the number and kinds of shares and the purchase prices; (ii) for the continuation of the Plan in which event the Plan and the Stock Appreciation Rights shall continue under such terms as may be provided; (iii) for the accelerated vesting of the Stock Appreciation Rights; or (iv) with respect to a Stock Appreciation Right unrelated to an Option, for the payment in cash upon the surrender to the Company for cancellation of any such Stock Appreciation Right or portion of a Stock Appreciation Right to the extent not yet exercised in an amount equal to the excess, if any, of (A) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (ii) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. Any vesting of Stock Appreciation Rights pursuant to this Section 8.9 or surrender of a Stock Appreciation Right for a cash payment shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. Upon consummation of the Change in Control, the Plan and all outstanding but unexercised Stock Appreciation Rights shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, or the assumption or substitution of such Stock Appreciation Rights. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Stock Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.

         9.       DIVIDEND EQUIVALENT RIGHTS.

                  The Committee may in its sole discretion grant Dividend Equivalent Rights to Eligible Individuals in tandem with an Option or Award or as a separate Award. The terms and conditions (including, without limitation, terms and conditions relating to a Change in Control) applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. In the sole discretion of the Committee, amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. In the sole discretion of the Committee, Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. With respect to Dividend Equivalent Rights granted in tandem with an Option, the Agreement may provide that the Optionee may elect to have amounts payable in respect of such Dividend Equivalent Rights applied against the purchase price of such Option. To the extent necessary for any Dividend Equivalent Right intended to qualify as Performance-Based Compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon attainment of specified Performance Objectives within the Performance Cycle, as provided for in Section 11, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Sections 11 and 16.

         10.      RESTRICTED STOCK.

                  10.1 GRANT. The Committee may in its sole discretion grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its sole discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

                  10.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted PROVIDED that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers, an escrow agreement or any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  10.3 NON-TRANSFERABILITY. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  10.4 LAPSE OF RESTRICTIONS.

                           (a) GENERALLY. Subject to Section 10.4(b),
restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine; PROVIDED, HOWEVER, that except in the case of Shares of Restricted Stock issued in full or partial settlement of another Award or other earned compensation, such restrictions shall not fully lapse prior to the third anniversary of the date on which such Shares of Restricted Stock were granted. The Agreement evidencing the Award shall set forth any such restrictions.

                           (b) EFFECT OF CHANGE IN CONTROL. Notwithstanding
anything in this Section 10 to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may provide in writing in connection with, or in contemplation of, any such Change in Control for any or all of the following alternatives (separately or in any combination): (i) for the assumption by the Successor Corporation of the shares of Restricted Stock theretofore granted or the substitution by such corporation for such shares of Restricted Stock of new shares of restricted stock of the Successor Corporation with appropriate adjustments as to the number and kinds of shares; (ii) for the continuation of the Plan in which event the Plan and the shares of Restricted Stock shall continue under such terms as may be provided; or (iii) for the lapse of all restrictions upon the shares of Restricted Stock. Any vesting of shares of Restricted Stock pursuant to this Section 10.5(b) shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

                  10.5 TERMS OF RESTRICTED STOCK.

                           (a) FORFEITURE OF RESTRICTED STOCK. Subject to
Sections 10.4(b), 10.5(b) and 13, all Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shall terminate unless the Grantee continues in the service of the Company as an employee or director until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                           (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding
anything contained in this Section 10 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Grantee or a material change in circumstances arising after the date of grant) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Stock) as the Committee shall deem appropriate, PROVIDED that the Grantee shall at that time have completed at least one (1) year of employment or service after the date of grant.

                  10.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, including, without limitation, Section 16, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  10.7 TREATMENT OF DIVIDENDS. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  10.8 DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         11.      PERFORMANCE AWARDS.

                  11.1 PERFORMANCE OBJECTIVES

                           (a) ESTABLISHMENT. Performance Objectives for
Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA (earnings before interest, taxes, depreciation and amortization), (viii) market share, or market penetration, (ix) any combination of the foregoing or (x) prior to the end of the Transition Period, such other criteria as the Committee may determine, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures, or other extraordinary events as determined by the Committee.

Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

                           (b) EFFECT OF CERTAIN EVENTS. At the time of the
granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

                           (c) DETERMINATION OF PERFORMANCE. Prior to the
vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

                  11.2 PERFORMANCE UNITS. The Committee, in its sole discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; PROVIDED, HOWEVER, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the

Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                           (a) VESTING AND FORFEITURE. Subject to Sections
11.1(c) and 11.4, Performance Units shall become vested in such installments (which need not be equal) and at such times or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

                           (b) PAYMENT OF AWARDS. Subject to Section 11.1(c),
payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its sole discretion shall determine at any time prior to such payment; PROVIDED, however, that if the Committee in its sole discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

                           (c) NON-TRANSFERABILITY. Until the vesting of
Performance Units, such Performance Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

                  11.3 PERFORMANCE SHARES. The Committee, in its sole discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                           (a) RIGHTS OF GRANTEE. The Committee shall provide at
the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the sole discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                           (b) NON-TRANSFERABILITY. Until any restrictions upon
the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                           (c) LAPSE OF RESTRICTIONS. Subject to Sections
11.1(c) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

                           (d) TREATMENT OF DIVIDENDS. At the time the Award of
Performance Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                           (e) DELIVERY OF SHARES. Upon the lapse of the
restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  11.4 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything in this Section 11 to the contrary, in the event of a Change in Control, the Committee, in its sole discretion, may provide in writing in connection with, or in contemplation of, any such Change in Control for any or all of the following alternatives (separately or in any combination): (i) for the assumption by the Successor Corporation of the Performance Awards theretofore granted or the substitution by such corporation for such Performance Awards of new performance awards of the Successor Corporation with appropriate adjustments as to the applicable performance objectives and, if necessary, the number and kinds of shares; (ii) for the continuation of the Plan in which event the Plan and the Performance Awards shall continue under such terms as may be provided; or (iii) for the vesting of outstanding Performance Awards as if all Performance Objectives had been satisfied at the maximum level and, in the case of Performance Units which become vested as a result of a Change in Control, for a payment which may be made entirely in Shares valued at their Fair Market Value as of the day preceding the payment, entirely in cash, or in such combination of Shares and cash as the Committee shall determine in its sole discretion at any time prior to such payment; provided that such payment shall be made within ten
(10) business days after such Change in Control. Any vesting of Performance Awards pursuant to this Section 11.4 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control.

                  11.5 TERMINATION. Except as provided in Section 13, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Performance Awards upon a Termination of Employment:

                           (a) TERMINATION OF EMPLOYMENT PRIOR TO END OF
PERFORMANCE CYCLE. Except as provided in Sections 11.5(b) and (d), in the case of a Grantee's Termination of Employment, prior to the end of a Performance Cycle, the Grantee will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

                           (b) DISABILITY, RETIREMENT OR DEATH PRIOR TO END OF
PERFORMANCE CYCLE. Unless otherwise provided by the Committee, in its sole discretion, in the Agreement, if a Grantee's Disability Date or Termination of Employment by reason of retirement on or after the Grantee's Normal Retirement Date or death occurs following at least twelve (12) months of participation in any Performance Cycle, but prior to the end of a Performance Cycle, the Grantee or such Grantee's Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Performance Award as determined under Subsection (c).

                           (c) PRO-RATA PAYMENT.

                                    (I) PERFORMANCE UNITS. With respect to
Performance Units, the amount of any payment made to a Grantee (or Beneficiary) under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. Any such payment shall be made as soon as practicable after the end of the respective Performance Cycle, and shall relate to attainment of Performance Objectives over the entire Performance Cycle.

                                    (II) PERFORMANCE SHARES. With respect to
Performance Shares, the amount of Performance Shares held by a Grantee (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 11.5(c)(II) as soon as practicable after the end of the respective Performance Cycle, and such determination shall relate to attainment of Performance Objectives over the entire Performance Cycle. At that time, all Performance Shares relating to that Performance Cycle with respect to which restrictions shall not lapse shall be forfeited.

                           (d) OTHER EVENTS. Notwithstanding anything to the
contrary in this Section 11, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Grantee who has a Termination of Employment prior to the end of a Performance Cycle under certain circumstances (including, without limitation, a material change in circumstances arising after the date of grant) and subject to such terms and conditions as the Committee shall deem appropriate, provided that the Grantee shall have completed at his or her date of Termination of Employment at least one (1) year of employment after the date of grant.

                           (e) TERMINATION OF EMPLOYMENT AFTER END OF
PERFORMANCE CYCLE. Subject to Section 11.5(f), in the case of a Grantee's Termination of Employment after the end of a Performance Cycle in which the applicable Performance Objectives have been satisfied, the Grantee shall not be entitled to any Performance Awards that have not yet vested as of the date of the Grantee's Termination of Employment.

                           (f) WAIVER OF FORFEITURE. Notwithstanding anything to
the contrary in Section 11(e), in the case of a Grantee's Termination of Employment after the end of a Performance Cycle in which the applicable Performance Objectives have been satisfied, the Committee may, in its sole discretion, waive the forfeiture of Performance Awards and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability, or retirement of the Grantee or a material change in circumstances arising after the date of grant) and subject to such terms and conditions as the Committee shall deem appropriate.

                  11.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, including, without limitation, Section 16, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         12.      OTHER SHARE BASED AWARDS.

                  12.1 SHARE AWARDS. The Committee may, in its sole discretion, grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may, in its sole discretion, determine. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

                  12.2 PHANTOM STOCK AWARDS.

                           (a) GRANT. The Committee may, in its sole discretion,
grant shares of Phantom Stock to any Eligible Individual. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

                           (b) PAYMENT OF AWARDS. Upon the vesting of a Phantom
Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date of the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee may settle Phantom Stock Awards with Shares having a Fair Market Value on the date of vesting equal to the cash payment to which the Grantee has become entitled.

         13. EMPLOYMENT AGREEMENT GOVERNS TERMINATION OF EMPLOYMENT. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee, to the extent that such employment agreement provides for terms and conditions that differ from the terms and conditions provided for in the applicable Agreement or the Plan; PROVIDED, HOWEVER, that to the extent necessary for an Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms of the applicable Agreement or the Plan shall govern the Option or Award; and, PROVIDED FURTHER, that the Committee shall have reviewed and, in its sole discretion, approved the employment agreement.

         14.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during any calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Formula Options are to be granted under
Section 6 and (v) the Performance Objectives.

                  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code and, to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to continue to so qualify, any such adjustment in the Shares or other stock or securities subject to such Options and Awards shall be made in such manner as to comply with Section 162(m) of the Code and the regulations promulgated thereunder.

                  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         15. EFFECT OF CERTAIN TRANSACTIONS. Subject to Sections 7.5, 8.9, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

         16. INTERPRETATION. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act, unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan to a "covered employee" within the meaning of Section 162(m)(3) of the Code is intended to be Performance-Based Compensation (except that, in the event of a Change in Control, payment of Performance Awards to a Grantee who remains a "covered employee" with respect to such payment may not qualify as Performance-Based Compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

         17. POOLING TRANSACTIONS. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, without limitation, (a) deferring the vesting,



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exercise, payment, settlement or lapsing of restrictions with respect to any
Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         18.      EFFECTIVE DATE, TERMINATION AND AMENDMENT OF THE PLAN.

                  18.1 EFFECTIVE DATE. The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval of the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of the stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                  18.2 PLAN AMENDMENT OR TERMINATION. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; PROVIDED, HOWEVER, that:

                           (a) no such amendment, modification, suspension or
termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                           (b) to the extent necessary under any applicable law,
regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

         19. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.



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


         20. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                  (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                  (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                  (c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

                  (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         21.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

                  21.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

                  21.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  21.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  21.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.



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


                  21.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Company may place on any certificate representing any such Shares any legend deemed desirable by the Company's counsel to comply with federal or state securities laws and the Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder.

         22.      MISCELLANEOUS.

                  22.1 MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  22.2 CAPTIONS. The use of captions in this Plan or any Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Agreement.

                  22.3 SEVERABILITY. Whenever possible, each provision of the Plan or an Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or an Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed to be amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan or an Agreement shall remain in full force and effect.

                  22.4 WITHHOLDING OF TAXES.

                           (a) At such times as an Optionee or Grantee
recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

                           (b) If an Optionee makes a disposition, within the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  22.5 POST-TRANSITION PERIOD. Any Option or Award granted under the Plan after the expiration of the Transition Period which is intended to be Performance-Based Compensation shall be subject to the approval of the material terms of the Plan by a majority of the stockholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.






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